THE COMMUNITY DEVELOPMENT FUND

Supplement dated December 1, 2020 to the

Statement of Additional Information (“SAI”) dated May 1, 2020

This supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with the SAI.

The SAI is hereby amended and supplemented as follows:

In the “Trustees and Officers of the Trust” section, the text relating to Eric Kleinschmidt in the “Trust Officers” table is hereby deleted and replaced with the following:

Name and Year of Birth	Position with Trust	Principal Occupations in Past 5 Years	Business Address
Stephen Connors (Born: 1984)	Treasurer and Chief Financial Officer (since 2020)	Director of Fund Accounting, SEI Investments (2014-present).	One Freedom Valley Drive Oaks, Pennsylvania 19456

Please retain this supplement for future reference.